Exhibit 99.1

Analyst Day February 19, 2008 KAR Holdings, Inc.

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements are subject to certain risks, trends, and
uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-
looking statements.  Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results.  The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 AGENDA • Industry Update - Tom Kontos • Corporate Update - Eric Loughmiller • Q&A

Copyright 2007 ADESA, Inc.
Used Vehicle Market
Conditions and Outlook
Tom Kontos
Executive Vice-President
Customer Strategies and
Analytics
ADESA
February 2008
Copyright 2007 ADESA, Inc.  All rights reserved.  The information provided here was compiled by and is proprietary to ADESA,
Inc.  It is for informational purposes only and its accuracy is not warranted.  It is intended for the benefit of the named recipient, and may not be relied upon or utilized for any other purpose or by any other person and may not be made available to any other person without the express written permission of ADESA, Inc.

GVR | Global Vehicle Remarketing
A Service Industry Positioned for Growth | 2005/2006
ADESA

Pulse
Latest Economic Indicators
2006 Recap
ADESA

5 ADESA Analytical Services Reports Plus monthly postings on: www.adesa.com/kontoskorner Contact Tom Kontos tkontos@adesa.com 317/249-4235

Customer Strategies and
Analytics
Analytical
Services
CRM/
Salesforce.com
Dealer
Relations
Insight and
Trusted Business
Advice
• Market and Peer
Group
Benchmarking
Studies
• Impact of
Reconditioning
• Dealer Surveys
• Analysis of
Vehicles Resold
• Comparative
Analysis
• GVR, Pulse,
Market Trends
• Utilize robust
database of dealer
preferences and
demographics
• Design target
marketing
campaigns
• Train inside and
outside auction
personnel
• Monitor use and
results
• Strengthen
relationships with
major automotive
retailers
• Provide custom
studies, analytics,
and strategies to
dealer groups
• Share auction "best
practices" for
optimal inventory
management
• Helping national
accounts make
better remarketing
decisions
• Helping large
dealer groups
achieve economies
of scale and
optimize their used
vehicle inventory
management.

General Economy

GDP growth rates are expected to slow to below
1.0% from year-end 2007 into early 2008.
Real GDP Growth Rates
1.0%
6.4%
-0.5%
2.1%
-0.5%
-1.4%
1.6%
2.7%
2.2%
2.4%
0.2%
1.2%
3.5%
2.7%
3.5%
3.6%
2.6%
3.1%
2.8%
4.5%
1.2%
4.8%
2.4%
1.1%
2.1%
0.6%
3.8%
4.9%
0.6%
7.5%
3.0%
1.2%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2000 2001 2002 2003 2004 2005 2006 2007

Unemployment is creeping up as employment
growth has slowed somewhat this year.
Recession: March - November 2001
Unemployment Rate
5.0%
0%
1%
2%
3%
4%
5%
6%
7%
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07

Manufacturing has slowed and may be
contracting.
ISM/Purchasing Managers' Index
47.7
35
40
45
50
55
60
65
70
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
Recession Warning Level (41.9)
Manufacturing Sector Breakeven Level (50.0)

Freight volumes have decreased significantly
from their peak volumes in 2005.
Truck Tonnage Index
*
(2000 = 100)
110.7
85.0
90.0
95.0
100.0
105.0
110.0
115.0
120.0
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
*Seasonally adjusted.  Three-month moving average.

Low savings rates indicate that
consumers are “spent-up, not pent-up.”
Personal Saving as a Percent of Disposable Income
-3%
-2%
-1%
0%
1%
2%
3%
4%
5%
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07

Business investment is supplementing
consumer spending nicely.
Investment vs. Consumption
($Millions)
$1,000,000
$1,050,000
$1,100,000
$1,150,000
$1,200,000
$1,250,000
$1,300,000
$1,350,000
$1,400,000
$1,450,000
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
$5,000,000
$5,500,000
$6,000,000
$6,500,000
$7,000,000
$7,500,000
$8,000,000
$8,500,000
$9,000,000
Non-residential Fixed Investment (Real) Personal Consumption Expenditures (Real)

Low residential construction is costing the economy around
100 basis points of growth, but this is necessary to reduce
unsold home inventories.
Housing Starts
1,006
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
000s

Supply and demand conditions suggest high
fuel prices for the foreseeable future.
Fuel Prices
- National Average -
$3.053
$3.345
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
Gasoline (Reg Unld) Diesel (On-Highway)

Remarketing Industry Supply

Fleet sales grew by 500,000 units between
2003 and 2005 and were steady in 2006.
Fleet Sales by Manufacturers
(Millions of Units)
0.92
0.83
0.77
0.83
0.96
1.01
1.68
1.71
1.77
1.94
2.08
2.05
2.59
2.54
2.54
2.77
3.04
3.06
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2001 2002 2003 2004 2005 2006
Commercial Fleet Rental Total
(Commercial Fleet figures include government units.)
Units %
Commercial Fleet 51,809 5.4%
Rental -25,302 -1.2%
Total 26,507 0.9%
'06 vs '05 Variance

Rental fleet sales dropped in 2007.
Commercial fleet sales were up a bit.
Domestics down ~269K;
Japanese & Koreans up
~112K
Fleet Sales by Manufacturers
- YTD Through December -
1,010,512 1,015,625
2,054,373
1,897,486
3,064,885
2,913,111
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
2006 2007
Sales Volume
Commercial Fleet Rental Total
Units %
Commercial Fleet 5,113 0.5%
Rental -156,887 -7.6%
Total -151,774 -5.0%
'07 vs '06 Variance

Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07

Lease penetration is now above the 25% level we
anticipated when interest rates started to rise.
Lease Penetration
(Personal Use* Leases as a Percent of Total New Vehicle Sales)
26.7%
30.5%
19.3%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
*"Personal use" leases are leases on vehicles used by businesses that are also used at least 20% of the time for personal use.

Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

20 PIN data corroborates that lease penetration has grown since 2004. PIN and CNW Lease Penetration Data 28.7% 26.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% PIN CNW

Lease origination volume began growing in
2004 and has grown strongly since.
New Lease Volume
(Percent Change from Prior Year)
-5.6%
-16.7%
-11.8%
1.6%
7.3%
7.7%
5.6%
-20%
-15%
-10%
-5%
0%
5%
10%
2001 2002 2003 2004 2005 2006 2007

Fed data corroborates that leasing is
increasing.
Federal Reserve Board Consumer Leases Outstanding
($Millions)
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
Jan-90 Jan-91 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07

The Consumer Price Index for lease payments
has come down over the last few years.
Lease Payment Consumer Price Index
(Dec 2001=100)
86.0
88.0
90.0
92.0
94.0
96.0
98.0
100.0
102.0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
Source: U.S. Bureau of Labor Statistics.  Data series began in January 2002.

More off-lease units entered the market
in 2007.
Consumer Leases and Off-Lease Volumes Returning for Wholesale Remarketing (Millions)
4.16
3.61
3.17
3.05
3.26
3.40
3.50
3.67
4.00
4.17
4.21
4.25
1.68
1.81
1.89
1.93
1.48
1.26
1.25
1.33
1.39
1.43
1.50
1.64
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Consumer Leases Off-Lease Volume Returning for Wholesale Remarketing
History Projections

The percentage of claims resulting in total
losses continues at all-time-high levels.
Percentage of Insurance Claims Resulting in Total Loss
8.2%
8.4%
7.9%
8.5%
10.6%
11.3%
12.0%
13.3%
13.0%
12.9%
13.5%
0%
2%
4%
6%
8%
10%
12%
14%
16%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Retail Vehicle Markets

Retail sales have been weak.
2007 2006 Amount %
New Vehicle Sales 16,154 16,561 (407)         -2.5%
Used Vehicle Sales 41,419 42,566 (1,147)      -2.7%
     Franchised Dealers 14,285 14,319 (34)           -0.2%
     Independent Dealers 13,077 13,710 (633)         -4.6%
     Private Individuals 14,056 14,536 (480)         -3.3%
Total Vehicle Sales 57,573 59,127 (1,554)      -2.6%
Source:  Automotive News Data Center, CNW Marketing/Research,
             and ADESA Analytical Services.
YTD Through Dec Increase/(Decrease)
New and Used Vehicle Sales - U.S.
(000s of Units Sold)

Reasons for weak retail used vehicle sales:
• Used cars priced high relative to discounted new vehicles.
More price adjustment is necessary to jump start used
vehicle sales.
• Maturation of economic cycle/slower economic growth.
• More folks are upside down on their longer term vehicle
loans.
• Vehicle longevity has improved and more people own longer
lasting and lightly challenged trucks and SUVs.
• Lots of used vehicles were bought in 2005 during the
employee discount period, which brought lots of young
trade-ins to franchised dealerships.  This brought forward
sales that would have otherwise occurred in 2006 or 2007.
• Hurricane-replacement vehicles were bought in late 2005 as well.

A recovery in used vehicle sales for franchised
dealers may be underway.
Retail Used Vehicle Sales Trends
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
Ja
n-
06
Fe
b-
06
Ma
r-
06
Ap
r-
06
Ma
y-
06
Ju
n-
06
J
ul-
06
Au
g-
06
Se
p-
06
Oc
t-
06
No
v-
06
De
c-
06
Ja
n-
07
Fe
b-
07
Ma
r-
07
Ap
r-
07
Ma
y-
07
Ju
n-
07
J
ul-
07
Au
g-
07
Se
p-
07
Oc
t-
07
No
v-
07
De
c-
07
Franchised Independent Total Retail

New vehicle incentives have been relatively
stable after dropping in 2006.  This is good news
for vehicle remarketers.
Average New Vehicle Incentives According to Edmunds
$2,458
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07

Used car prices are becoming more
competitive relative to new car prices.
Used Vehicle Price as a % of New Vehicle Price*
52.9%
50.0%
55.0%
60.0%
65.0%
70.0%
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
*Based on vehicles financed by domestic captive finance companies.

Year-on-Year Percent Change
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07

Retail used vehicle prices are coming down faster than
new vehicle prices.  Both look like they’re leveling off.
Comparison of New and Used Vehicle Consumer Price Indices
-0.4%
-0.5%
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
New Vehicle CPI Used Vehicle CPI

Wholesale Vehicle Markets

As wholesale used vehicle prices rose from 2004-07,
so did salvage prices and recoveries.
2001 2000
Comparison of Wholesale Prices and Assessed Values for Wholecar and Salvage Units
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
Avg Wholesale Price - All Vehicles Avg Wholesale Price - Salvage Vehicles Sold
at Wholesale Auto Auctions
ACV
2002 2003 2004 2005 2006 2007

Maintenance and repair costs have been rising faster than
used vehicle values leading to more total losses.
Comparison of Consumer Price Indexes for Maintenance/Repairs to Used Vehicle Prices
0
50
100
150
200
250
Jan-90 Jan-91Jan-92 Jan-93 Jan-94 Jan-95Jan-96 Jan-97 Jan-98Jan-99 Jan-00 Jan-01 Jan-02Jan-03 Jan-04 Jan-05 Jan-06Jan-07
Motor vehicle maintenance and repair Used Vehicles

Scrap metal prices have fallen from peak
levels, but remain high by historical standards.
Scrap Metal Price Trends (Broker Prices for Shredded Auto Scrap) - Boston
($/Ton)
$254
$0
$50
$100
$150
$200
$250
$300
Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07

Prices are up in recent months primarily due
to low supply of program units this year.
Year-on-Year Percent Change in Average Auction Prices
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
2000 2001 2002 2003 2004 2005 2006 2007
Inflection
Point - May
2003
Price firming
Continued
firming/recovery
Price
softening
Supply-
driven
recovery

Prices are strongest for the off-rental units sold by
manufacturers that are in short supply.
AuctionNet Price Trends by Sale Type
4.0%
3.6%
3.3%
6.8%
6.3%
7.7%
10.7%
11.3%
13.5%
9.5%
5.9%
6.4%
4.7%
3.0%
2.7%
3.1%
5.3%
4.7%
4.0%
3.6%
1.6%
2.0%
0.8%
-2.5%
-3.5%
-2.2%
-1.0%
1.1%
3.1%
2.9%
3.4%
5.8%
4.6%
1.3%
-1.2%
-5.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07
Manufacturer Fleet/Lease Dealer Consignment

“Performance
may vary” based on
model class as well.
2007 2006
Total All Vehicles $9,939 $9,825
Total Cars $8,924 $9,000
Compact Car $6,203 $6,278
Midsize Car $7,414 $7,566
Fullsize Car $10,811 $10,418
Luxury Car $13,647 $13,785
Sporty Car $12,298 $12,534
Total Trucks $10,979 $10,734
Mini Van $8,204 $8,311
Fullsize Van $8,224 $8,008
Mini SUV $10,324 $10,611
Midsize SUV $10,623 $10,344
Fullsize SUV $13,368 $13,405
Luxury SUV $20,687 $21,105
Compact Pickup $7,539 $7,409
Fullsize Pickup $11,615 $11,226
Wholesale Used Vehicle Price Trends
Average Prices ($/Unit)
Percent Change in Average AuctionNet Price by Model Class - 2007 vs. 2006 (YTD Dec)
3.8%
3.5%
2.7%
2.7%
1.8%
-1.0%
-1.2%
-1.3%
-1.9%
-2.0%
-2.0%
-2.7%
1.2%
-0.3%
-4% -3% -2% -1% 0% 1% 2% 3% 4% 5%
Fullsize Car
Fullsize Pickup
Midsize SUV
Fullsize Van
Compact Pickup
All Vehicles
Fullsize SUV
Luxury Car
Compact Car
Mini Van
Sporty Car
Luxury SUV
Midsize Car
Mini SUV

Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
Dec-05
Feb-06
Apr-06
Jun-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07

High inventory levels will exert downward
pressure on prices.
Estimated Auction Industry Inventory Days*
55

19
44
28
23
45
43
17
18
19
21
40

0
10
20
30

50
60
* Based on estimated auction industry inventory and sales levels for manufacturer and captive finance units only.

Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07

Luxury SUV prices have trended down compared to
market of late; Luxury car prices have trended up.
Price Trends in Luxury Segments Compared to Total Market
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
$25,000
Luxury Car Luxury SUV All Segments

Monthly Prices as a % of Annual Average Price
Based on 1993-2006 AuctionNet Data*
99.24%
100.08%
101.60%
101.46%
101.61%
101.60%
101.23%
100.18%
99.51%
98.11%
97.15%
97.77%
94%
95%
96%
97%
98%
99%
100%
101%
102%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
*On vehicles seven model years old or less.

43 In Summary: • The macro economy is still in slow-growth mode. • Wholesale vehicle supply will increase. • Retail demand is weak. • Anticipate softer wholesale prices for first half of 2008.

44 AGENDA • Industry Update - Tom Kontos • Corporate Update - Eric Loughmiller • Q&A

KAR Holdings, Inc.
Total 2007 Revenue:  $1,588.9
Total 2007 PF Adjusted EBITDA:  $405.2
ADESA Whole Car
2007 Revenue: $965.5
IAAI Salvage
2007 Revenue: $482.5
Used vehicle auctioneer
Remarkets used
vehicles from large
institutions and
dealers
Salvage vehicle auctioneer
Remarkets vehicles
deemed a total-loss by
insurance companies
Provides short-term
inventory-secured
financing, known as
floorplan financing, for
independent used vehicle
dealers in North America
Auction Sites: 59
Market Position: #2
Market Share: 18%
Auction Sites: 145
Market Position: #2
Market Share: 35%
Offices: 91
Market Position: Leader
Market Share: NA
Automotive Finance Corp.
(AFC)
2007 Revenue: $140.9
Note:  Pro forma to give effect to full year impact of recent acquisitions, buyer fee increases at IAAI standalone and certain cost savings from salvage combination.
Company Overview
($ in millions)

Experienced and Committed
Management Team
Name Position Years in Industry
Brian Clingen Chairman and CEO 8
Jim Hallett President and CEO
– ADESA Whole Car 32
Tom O’Brien President and CEO
– IAAI Salvage 16
Curt Phillips President and CEO – AFC 9
John Nordin EVP and CIO 5
Eric Loughmiller EVP and CFO 2
Becca Polak EVP, General Counsel & Secretary 3

Leading Market Positions
The Company operates the largest network of used and salvage vehicle auctions in
North America and is a leader in the independent dealer floorplan financing market.
North American Whole Car Auction Market
North American Salvage Auction Market
Manheim
51% Independents
31%
ADESA
18%
Copart
37%
IAAI
Salvage
Independents
/
Other
28%
Source:  GVR Report and Company estimates
35%

Broad Geographic Footprint
Broad geographic footprint positions the Company as the preferred auction &
floorplan financing provider for its customers.
The Company is 1 of 2 whole car & salvage providers that has a broad N.A. footprint
•ADESA Whole Car—59 auction sites
•IAAI Salvage—145 auction sites
•AFC —91 loan production offices
Own 46 whole car and 13 salvage
sites
Operate 10 shared sites (whole car
and salvage)

ADESA Whole Car
Auctions strive to maximize the auction sales price for sellers by effectively and efficiently transferring the vehicles, paperwork and funds as quickly as possible.
2006 Whole Car Suppliers
OEM Captive
Finance 22%
OEM
15%
Dealer
37%
Fleet/Lease 26%
2007 Whole Car Suppliers
OEM
18%
Dealer
38%
Fleet/Lease 24%
OEM Captive
Finance 20%

IAAI Salvage
• One of only two salvage auctioneers with a
national footprint:
- Operates 145 facilities in 44 states and 6
provinces in Canada
- Serves 74 of top 75 U.S. metropolitan
markets
• Hybrid auction format, combining Internet and live
auctions:
- Leads to higher proceeds for suppliers
- Increases international buyers
• Provides wide array of value-added total-loss
services that drive efficient vehicle remarketing:
Auctions strive to maximize the auction sales price for insurance company sellers and reduce their administrative costs and claim recovery cycle time.
- Tracking systems and real-time status reports through CSA Today
- Vehicle inspection centers operated by insurance companies at salvage auction sites
Dismantlers
65%–70%
Rebuilders/
Resellers
25%–30%
Recyclers
5%
2007 Salvage Buyers

AFC
• Specializes in providing floorplan financing to independent dealers
– Typical loan terms are 30 to 60 days and are secured by vehicle
– Significant portion of revenue from fees
• Network of 91 loan production offices services over 600 auctions
• Diverse customer base with no significant concentration
– Approximately 9,000 customers
• Low credit risk
– Centralized credit decisions using proprietary scoring model with additional corporate oversight
– Perfected security interest and personal guaranty from principals of independent dealers
• Low-cost, reliable funding through bankruptcy-remote, off-balance sheet securitization conduit
– Utilized to finance over 60% of receivables
Facilitates growth of vehicle sales at auction and allows ADESA and IAAI to have larger role in entire vehicle redistribution industry.
$802.6 $736.2 $619.0 $552.9 Total A/R (principal)
2007 2006 2005 2004
3.1%
$17.2
1.1%
2.9% 2.2% 2.8% Net Write-offs to Total A/R
$23.0 $16.5 $17.3 Net Write-offs
1.2% 0.6% 1.0% >60 days to Total A/R
Dollars in millions

52 Major Initiatives Project Pride Salvage Integration Acquisitions & Relocations Whole Car Market Share Gains

Project Pride
Whole car initiative led by
management in tandem with
Synergetics
3 regionally focused teams
implementing the “MAP” at all
locations
Roll-out commenced Q4
6 sites completed to date
30 additional sites scheduled for 2008
Cost savings of $4.6M achieved

Salvage Integration
All U.S. Impact sites integrated
Canada integration in 2008
Integration of recently acquired
branches to be completed in
2008
Redundant overhead eliminated
Developing shared sites with ADESA Auctions
Now offering AFC financing to qualified buyers

Acquisitions
2007 2008
*Syracuse, NY
*Las Vegas, NV
*Fargo, ND
*York, PA
*Sioux Falls, SD
*Verastar
*Quebec City
*Dent Demon, LLC
North Carolina (5 sites)
Tennessee (3 sites)
Georgia (2 sites)
Alabama (1 site)

56 Relocations Kansas City, KS Toronto, CA (Salvage) Dallas, TX Phoenix, AZ

Significant institutional customer wins
Substantial improvement of e-business
systems
Site expansions & improvements in
meeting customer needs
Improved business information systems to
enhance customer reporting
Increased dealer consignment sales
Whole Car Market Share Gains

58 Investor Update Financial Review

Long-Term Debt Structure
$ in Millions
Description Amount Rate Maturity
Term B Loan - Hedged* 800.0 $       5.34% + 225
Term B Loan - Unhedged 757.2 Libor + 225
Senior Credit Facility 1,557.2 $     2013
Floating Rate Senior Notes 150.0 $       Libor + 400 2014
Fixed Rate Senior Notes 450.0 8.75% 2014
Senior Subordinated Notes 425.0 10.00% 2015
Senior Notes 1,025.0 $
Total Long-Term Debt** 2,582.2 $
Net Available Cash (81.6)
Net Debt 2,500.6 $
LTM PF Adjusted EBITDA at Dec. 31, 2007 405.2 $       ***
Total Leverage Ratio (Net Debt) 6.17x
* 2-year hedge
** Excludes $34.5M capital lease obligation
*** As deemed per the Company's credit agreement

Q4 Adjusted EBITDA ¹
KAR Holdings, Inc. Financial Highlights
- Consolidated
1 As defined in the Company’s senior credit facility; however,  results have been adjusted to eliminate pro forma adjustments.
$362
$398
$0
$100
$200
$300
$400
$500
Q4 2006 Q4 2007
10%
Q4 Revenue
$80
$88
$0
$20
$40
$60
$80
$100
$120
Q4 2006 Q4 2007
$1,589
$1,436
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2006 2007
Annual Revenue
Annual Adjusted EBITDA ¹
$353
$396
$0
$150
$300
$450
2006 2007
10%
11% 12%

KAR Holdings, Inc. Financial Highlights -
Whole Car
Annual Revenue
Annual Adjusted EBITDA ¹
8%
13%
1 As defined in the Company’s senior credit facility; however, results have been adjusted to eliminate pro forma adjustments.
$965
$854
$0
$400
$800
$1,200
2006 2007
$213
$231
$0
$50
$100
$150
$200
$250
2006 2007

KAR Holdings, Inc. Financial Highlights -
IAAI
Annual Revenue
Annual Adjusted EBITDA ¹
10%
1 As defined in the Company’s senior credit facility; however, results have been adjusted to eliminate pro forma adjustments.
$438
$483
$0
$200
$400
$600
2006 2007
$85
$112
$0
$50
$100
$150
2006 2007
32%

KAR Holdings, Inc. Financial Highlights -
AFC
1 As defined in the Company’s senior credit facility
Annual Revenue
Annual Adjusted EBITDA ¹
2% 4%
$144
$141
$0
$90
$180
2006 2007
$100
$96
$0
$40
$80
$120
2006 2007

Investment Highlights
• Stable Industry Fundamentals
• Recurring Revenue Stream
• Leading Market Positions with Broad Geographic Footprint
• Strong Competitive Position
• Consistent Historical Financial Performance
• Established Relationships with Vehicle Suppliers & Buyers
• Increasing Market Share via Organic Growth & Acquisitions
• Experienced and Committed Management Team
• Strong Cash Flow Generation

65 AGENDA • Industry Update - Tom Kontos • Corporate Update - Eric Loughmiller • Q&A

Appendix
Discussion of Non-GAAP Measures:
Pro forma combined presentation of segment results – This appendix includes pro forma combined presentations of the
Company’s segment results for the fiscal years ended December 31, 2007 and 2006 as well as for the fourth quarter of 2006.
The pro forma segment results for the year ended December 31, 2007 are based on ADESA and IAAI’s unaudited financial statements for the periods from January 1, 2007 to April 19, 2007 and KAR Holdings’ unaudited financial statements for the period from January 1, 2007 to December 31, 2007, as adjusted to combine the financial statements of ADESA Impact and
IAAI on a historical basis.  The unaudited pro forma combined segment results of operations for the quarter and year ended
December 31, 2006 are representative of the results of ADESA and IAAI. KAR Holdings had no operations during the period of January 1, 2007 to April 19, 2007.  The Company's management believes that presenting pro forma segment results is important for comparing results between reporting periods.  The pro forma information can assist in making meaningful period-
over-period comparisons and in identifying operating trends that might otherwise be masked or distorted.  The most directly comparable financial measure calculated and presented in accordance with GAAP is net income (loss).
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement – The Company’s management believes that
EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time.  Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by the Company.
Management uses the Adjusted EBITDA measure to evaluate the performance of the Company and to evaluate results relative to incentive compensation targets.  Adjusted EBITDA per the Credit Agreement adds the pro forma impact of recent acquisitions and the pro forma cost savings per the credit agreement to Adjusted EBITDA.  This measure is used by the
Company’s creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to the Company’s senior secured credit facility and notes.  The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income (loss).  A reconciliation of net income (loss) to EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit
Agreement is contained in this appendix.

KAR Holdings, Inc.
Adjusted EBITDA Reconciliation
For the Quarters Ended December 31, 2007 and 2006
EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States
(“GAAP”).  They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA and
Adjusted EBITDA measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.
Three Months Ended
December 31, 2007
KAR ADESA IAAI Total
Net income (loss) (40.2) $                             15.9 $              1.6 $                 17.5 $
Add back: discontinued operations 0.1 0.1 - 0.1
Income from continuing operations (40.1) 16.0 1.6 17.6
Add back:
Income taxes (12.1) 12.5 2.5 15.0
Interest expense, net of interest income 56.0 4.7 9.1 13.8
Depreciation and amortization 61.3 11.3 8.1 19.4
EBITDA 65.1 44.5 21.3 65.8
Nonrecurring charges 12.3 4.0 1.2 5.2
Nonrecurring transaction charges - 6.1 - 6.1
Noncash charges 9.5 2.0 0.5 2.5
Advisory services 0.8 - 0.2 0.2
Adjusted EBITDA 87.7 $                              56.6 $              23.2 $              79.8 $
Pro Forma Combined
Three Months Ended December 31, 2006

KAR Holdings, Inc.
Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2007
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”).  They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement
measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.
ADESA IAAI AFC
Holding
Company Consolidated
Net income (loss) 64.8 $              7.1 $                 42.7 $              (132.3) $           (17.7) $
Add back: discontinued operations 0.3 - - - 0.3
Income from continuing operations 65.1 7.1 42.7 (132.3) (17.4)
Add back:
Income taxes 53.1 6.9 28.0 (67.2) 20.8
Interest expense, net of interest income (0.5) 9.6 - 163.1 172.2
Depreciation and amortization 80.2 49.4 17.8 4.5 151.9
Intercompany 19.2 22.1 1.8 (43.1) -
EBITDA 217.1 95.1 90.3 (75.0) 327.5
Nonrecurring charges 7.3 11.3 4.0 1.4 24.0
Nonrecurring transaction charges 3.5 0.7 0.7 19.9 24.8
Noncash charges 2.6 5.2 0.8 8.0 16.6
Advisory services - 0.1 - 2.5 2.6
Adjusted EBITDA 230.5 $            112.4 $            95.8 $              (43.2) $             395.5 $
Pro forma impact of recent acquisitions 4.7
Pro forma cost savings per the credit agreement 5.0
Adjusted EBITDA per the credit agreement 405.2 $

KAR Holdings, Inc.
Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2006
EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States
(“GAAP”).  They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA and
Adjusted EBITDA measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.
ADESA IAAI AFC
Holding
Company Consolidated
Net income (loss) 89.7 $               5.8 $                  57.2 $               (33.6) $              119.1 $
Add back: discontinued operations 0.5                     -                     -                     -                     0.5
Income from continuing operations 90.2                   5.8                     57.2                   (33.6)                  119.6
Add back:
   Income taxes 56.4                   6.3                     32.7                   (19.4)                  76.0
   Interest expense, net of interest income (0.3)                    30.2                   -                     21.2                   51.1
   Depreciation and amortization 37.8                   28.3                   3.5                     0.8                     70.4
   Intercompany reallocations 21.5                   3.4                     4.7                     (29.6)                  -
EBITDA 205.6                74.0                  98.1                  (60.6)                 317.1
Nonrecurring charges 3.5                     6.1                     0.5                     7.3                     17.4
Nonrecurring transaction charges -                     -                     -                     6.1                     6.1
Noncash charges 4.0                     4.2                     0.9                     2.5                     11.6
Advisory services -                     0.6                     -                     -                     0.6
Adjusted EBITDA 213.1 $             84.9 $               99.5 $               (44.7) $              352.8 $
The intercompany reallocations represent certain human resources and information technology costs that ADESA had historically allocated to its segments and certain professional fees historically recorded at the segments.  These reallocations are necessary to make 2006 results comparable to 2007 results.